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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                February 12, 2001
                                -----------------
                                 (Date of Report)


                                February 12, 2001
                                -----------------
                        (Date of earliest event reported)


                              POLAROID CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     1-4085
                                     ------
                            (Commission File Number)


                                   04-1734655
                                   ----------
                        (IRS Employer Identification No.)


               784 Memorial Drive, Cambridge, Massachusetts 02139
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (781) 386-2000
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     On February 12, 2001, Polaroid Corporation issued a press release that announced the suspension of its regular quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. (c) Exhibits

Exhibit 99.1 Polaroid Press Release dated February 12, 2001 announcing the suspension of its regular quarterly dividend.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             POLAROID CORPORATION



                             By       /S/ LOUISE L. CAVANAUGH
                                      ------------------------------------------
                             Name:    Louise L. Cavanaugh
                             Title:   Senior Corporate Attorney and
                                          Assistant Secretary


Dated: February 12, 2001